Exhibit 99.21

                          CHANGE IN CONTROL AGREEMENT

     THIS CHANGE IN CONTROL AGREEMENT is entered into as of June 7, 2001, by and between STEPHEN M. ANNIS (the "Employee") and SAN JOAQUIN BANK, (the "Bank").

     1.   CHANGE IN CONTROL.
          -----------------

          (a) DEFINITION. For all purposes under this Agreement, "Change in Control" shall mean the occurrence of any of the following events after the date of this Agreement:

               (i)   the dissolution or liquidation of the Bank;

               (ii) a reorganization, merger or consolidation of the Bank with one or more corporations as a result of which the Bank is not the surviving corporation;

               (iii) any sale, lease, exchange or other transfer (in one or a series of transactions) of all or substantially all of the assets of the Bank;

               (iv) any merger or consolidation of the Bank in which the holders of voting stock of the Bank immediately before the merger or consolidation will not own fifty percent (50%) or more of the outstanding voting shares of the continuing or surviving corporation immediately after such merger or consolidation; or

               (v) a change of 50% or more (rounded to the next whole person) in the membership of the Board of Directors of the Bank within a 12-month period, unless the election or nomination by stockholders of each new director within such period was approved by the vote of at least 75% (rounded to the next whole person) of the directors then still in office who were in office at the beginning of the 12-month period.

          (b) GOOD REASON. For all purposes under this Agreement, "Good Reason" shall mean that the Employee:

               (i) Has incurred a material reduction in his authority or responsibility as the Bank's Chief Financial Officer;

               (ii) Has incurred a reduction in his "base compensation," bonus opportunity or benefits and perquisites; or

               (iii) Has been notified that his principal place of work will be relocated by a distance of 50 miles or more.

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     For purposes  of  this Agreement, "base compensation" shall mean annualized base salary as reflected in the Bank's payroll records as of the date of this Agreement and as may be subsequently adjusted upward for increases.

          (c) SEVERANCE PAYMENT. The Employee shall be entitled to receive a severance payment from the Bank (the "Severance Payment") if within the first twenty-four (24) month period after the occurrence of a Change in Control [the twenty-four (24) month period will be renewed if a separate Change of Control occurs within twenty-four (24) months of the preceding Change of Control]:

               (i) The Employee voluntarily resigns his employment for Good Reason;

               (ii) The Bank terminates the Employee's employment for any reason other than Cause or Disability; or

The Severance Payment shall be made in a lump sum not more than five (5) business days following the date of the employment termination and shall be in an amount determined under Subsection (d) below. The Severance Payment shall be in lieu of any other payments, including payments under the Bank's severance policy, or benefits for periods subsequent to the termination of employment.

     For all purposes under this Agreement, "Cause" shall mean:

               (i) A willful act by the Employee which constitutes misconduct or fraud and which has a material adverse effect on the Bank; or

               (ii) Conviction of, or a plea of "guilty" or "no contest" to, a felony.

No act, or failure to act, by the Employee shall be considered "willful" unless committed without good faith and without a reasonable belief that the act or omission was in the Bank's best interest.

     "Disability" shall have the same meaning as under the Bank's Long-Term Disability Plan.

          (d) AMOUNT. The amount of the Severance Payment shall be equal to the sum of the following:

               (i)   1  1/2   times   the   Employee's   annual  rate  of   base
          compensation, as in effect on the date of the employment termination (or if greater, the date of this Agreement); plus

               (ii) 1 1/2 times the highest annual bonus awarded to the Employee by the Bank during the last three years prior to the date of the employment termination (regardless of when paid).

          (e) INCENTIVE PROGRAMS. No Change in Control with respect to the Bank shall operate to accelerate the employee's rights to any awards heretofore or hereafter granted to him under any stock option, stock appreciation rights, restricted stock, phantom stock or similar plans, or under any annuity, pension,

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profit-sharing,  401(K)  plan or other  agreements  of the  Bank,  except to the extent such accelerated vesting may be provided for therein.

          (f) NO MITIGATION. The Employee shall not be required to mitigate the amount of any payment contemplated by this Section 1 (whether by seeking new employment or in any other manner). Except as expressly provided in Subsection
(f) above, no such payment shall be reduced by earnings that the Employee may receive from any other source.

     2.   SUCCESSORS.
          ----------

          (a) BANK'S SUCCESSORS. The Bank shall require any successor (whether direct or indirect and whether by purchase, lease, merger, consolidation, liquidation or otherwise) to all or substantially all of the Bank' s business and/or assets, by an agreement in substance and form satisfactory to the Employee, to assume this Agreement and to agree expressly to perform this Agreement in the same manner and to the same extent as the Bank would be required to perform it in the absence of a succession. The Bank's failure to obtain such agreement prior to the effectiveness of a succession shall be treated as grounds for the Employee to terminate employment for Good Reason. For all purposes under this Agreement, the term "Bank" shall include any successor to the Bank' s business and/or assets which executes and delivers the assumption agreement described in this Subsection (a) or which becomes bound by this Agreement by operation of law.

          (b) EMPLOYEE'S SUCCESSORS. This Agreement and all rights of the Employee hereunder shall inure to the benefit of, and be enforceable by, the Employee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

     3.   MISCELLANEOUS PROVISIONS.
          ------------------------

          (a) NOTICE. Notices and all other communications contemplated by this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or when mailed by U.S. registered or certified mail, return receipt requested and postage prepaid. In the case of the Employee, mailed notices shall be addressed to him at the home address which he most recently communicated to the Bank in writing. In the case of the Bank, mailed notices shall be addressed to its corporate headquarters, and all notices shall be directed to the attention of its Secretary.

          (b) WAIVER. No provision of this Agreement shall be modified, waived or discharged unless the modification, waiver or discharge is agreed to in writing and signed by the Employee and by an authorized officer of the Bank (other than the Employee). No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.

          (c) WHOLE AGREEMENT. No agreements, representations or understandings (whether oral or written and whether express or implied) which are not expressly

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set forth in this  Agreement have been made or entered into by either party with respect to the subject matter hereof.

          (d) NO SETOFF: WITHHOLDING TAXES. There shall be no right of setoff or counterclaim, with respect to any claim, debt or obligation, against payments to the Employee under this Agreement. All payments made under this Agreement shall be subject to reduction to reflect taxes required to be withheld by law.

          (e) CHOICE OF LAW. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of California.

          (f) SEVERABILITY. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision hereof, which shall remain in full force and effect.

          (g) ARBITRATION OF DISPUTES. All claims, disputes and other matters in question arising out of or relating to this Agreement or the breach or interpretation thereof, other than those matters which are to be determined by the Bank in its sole and absolute discretion, shall be resolved by binding arbitration before a representative member, selected by the mutual agreement of the parties, of the Judicial Arbitration and Mediation Services, Inc. ("JAMS"), presently located at 111 Pine Street, Suite 710 in San Francisco, California. In the event JAMS is unable or unwilling to conduct the arbitration provided for under the terms of this paragraph, or has discontinued its business, the parties agree that a representative member, selected by the mutual agreement of the parties, of the American Arbitration Association ("AAA"), presently located at 417 Montgomery Street, in San Francisco, California, shall conduct the binding arbitration referred to in this paragraph. Notice of the demand for arbitration shall be filed in writing with the other party to this Agreement and with JAMS (or AAA, if necessary). In no event shall the demand for arbitration be made after the date when institution of legal or equitable proceedings based on such claim, dispute or other matter in question would be barred by the applicable statute of limitations. The arbitration shall be subject to such rules of procedure used or established by JAMS, or if there are none, the rules of procedure used or established by AAA. Any award rendered by JAMS or AAA shall be final and binding upon the parties, and as applicable, upon their respective heirs, beneficiaries, legal representatives, agents, successors and assigns, and may be entered in any courts having jurisdiction thereof. The obligation of the parties to arbitrate pursuant to this clause shall be specifically enforceable in accordance with, and shall be conducted consistently with, the provisions of Title 9 of Part 3 of the California Code of Civil Procedure. Any arbitration hereunder shall be conducted in Bakersfield, California, unless otherwise agreed to by the parties.

          (h) ATTORNEYS' FEES. In the event of any arbitration or litigation concerning any controversy, claim or dispute between the parties hereto, a rising out of or relating to this Agreement or the breach hereof, or the interpretation hereof, the prevailing party shall be entitled to recover from the losing party reasonable expenses, attorneys' fees and costs incurred in connection therewith or in the enforcement or collection of any judgment or award rendered therein. The "prevailing party" means the party determined by the arbitrator(s) or court, as the case may be, to have most nearly prevailed, even

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if such party did not prevail in all matters,  not  necessarily the one in whose favor a judgment is rendered.

          (i) NO ASSIGNMENT. The rights of any person to payments or benefits under this Agreement shall not be made subject to option or assignment, either by voluntary or involuntary assignment or by operation of law, including (without limitation) bankruptcy, garnishment, attachment or other creditor's process, and any action in violation of this Subsection (i) shall be void.

     IN WITNESS WHEREOF, each of the parties has executed this Agreement, in the case of the Bank by its duly authorized officer, as of the day and year first above written.

EXECUTIVE:                                  SAN JOAQUIN BANK,


/s/ Stephen M. Annis                      By /s/ Bruce Maclin
---------------------------------------     ------------------------------------
STEPHEN M. ANNIS, Senior Vice President     BRUCE MACLIN, Chairman of the Board



                                          By  /s/ Bart Hill
                                            ------------------------------------
                                            BART HILL, President and CEO

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